EXHIBIT 99.906 Cert

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

We hereby certify that the Report on Form N-CSR to which this certification is attached complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Taiwan Greater China Fund.

Dated: August 18, 2006

/s/ Steve R. Champion
Steven R. Champion
Chief Executive Officer
Taiwan Greater China Fund

/s/ Cheryl Chang
Cheryl Chang
Chief Financial Officer
Taiwan Greater China Fund